FOR IMMEDIATE RELEASE

NEWS RELEASE

Nord Resources Corporation

1 W. Wetmore Road, Suite 203

Tucson, Arizona 85705

Tel: (520) 292-0266 Fax: (520) 292-0268

Nord Resources Corporation Announces
Phase 1 Drill Results for Johnson Camp and Exploration Update

January 23, 2008

SOURCE: Nord Resources Corporation

TUCSON, Arizona, January 23, 2008 - Nord Resources Corporation ("Nord" or "the Company") (TSX: NRD / OTC: NRDS.PK) is pleased to announce the results for the first phase of vertical reverse circulation drill holes completed at the Johnson Camp Mine. The twenty-five holes reported here are located adjacent to and to the south of the Burro Pit and in the Copper Chief deposit area on the Johnson Camp property. The drill results, when combined with a previous drill hole, S-13, indicate the continuation of copper mineralization from the current south edge of the Burro Pit approximately 1,000 feet further to the south. The drill results also indicate that the copper mineralization in this area is hosted in the same rock units as at the Burro Pit. The drilling at Copper Chief increases the drill hole density within the current planned pit in the north area of the deposit and also expands copper mineralization to the northwest and southeast of the planned pit boundaries. For additional information refer to the attached drill hole location maps and the Johnson Camp Mine Project, Feasibility Study, Cochise County, Arizona, Technical Report dated September 28,2007, prepared by Bikerman Engineering & Technology Associates, Inc. (the "Technical Report") filed on SEDAR at www.sedar.com.

Nord previously announced reserves at its Johnson Camp Mine of 73.4 million tons of ore, consisting of 55.0 million tons proven and 18.4 million tons probable, at an average total copper grade of 0.335% total copper based on a copper price of $1.50 per pound, a stripping ratio of 0.66 to 1 and an internal cut-off grade of 0.06% total copper as estimated in the Technical Report.

Executive Vice-President and COO, E. "Andy" Anderson commented, "We are very pleased with the results of this drilling as they indicate the extension of copper mineralization for approximately 1,000 feet to the south of the Burro Pit. In addition, the new drilling both in and around the Copper Chief deposit has increased the previously known area of copper mineralization. The drill results will be incorporated into the Burro and Copper Chief block models in the very near future. We intend to commence a second phase of exploration drilling at Johnson Camp later this year."

Drill Hole	From (ft)	To (ft)	Interval (ft)	Cu% Total	Area

NR-1	0	95	95.35		Burro South
including	0	45	45.43

NR-2	0	255	255.21		Burro South
including	0	40	40.32

NR-3	75	90	15.29		Burro South
	95	120	25.13
	160	225	65.16
	280	315	35.17
	390	420	30.14
	435	445	10.32
	685	780	95.24
including	740	780	40.36
	820	870	50.24

NR-4	40	60	20.15		Burro South
	120	150	30.20
	160	180	20.16
	210	250	40.14
	300	320	20.22
	340	355	15.13
	435	455	20.15

NR-5	50	65	15.15		Burro South
	330	355	25.19

NR-6	60	70	10.13		Burro South
	265	300	35.27
	685	700	15.15
	925	935	10.19

NR-7	65	115	50.21		Burro South
	160	225	65.29
including	175	210	35.38
	235	310	75.21
	780	820	40.31
	895	950	55.28
including	895	925	30.34

Drill Hole	From (ft)	To (ft)	Interval (ft)	Cu% Total	Area

NR-8	200	260	60.23		Copper Chief
	310	325	15.13

NR-9	20	25	5.21		Copper Chief
	55	100	45.13
	225	275	50.15

NR-10	25	40	15.13		Copper Chief
	65	75	10.13
	90	240	150.17

NR-11	90	110	20.15		Copper Chief
	220	335	115.23

NR-12	45	65	20.20		Copper Chief
	80	100	20.13
	105	225	120.18
	270	320	50.18

NR-13	0	60	60.22		Copper Chief
	85	265	180.20

NR-14	0	220	220.15		Copper Chief

NR-15	15	85	70.27		Copper Chief
including	45	70	25.37
	95	115	20.16
	130	210	80.21

NR-16	110	160	50.32		Burro South
including	110	140	30.47
	340	355	15.20

NR-17	15	55	40.14		Burro South
	120	145	25.21
	220	235	15.15

NR-18	10	110	100.20		Burro South

Drill Hole	From (ft)	To (ft)	Interval (ft)	Cu% Total	Area
	140	180	40.13

NR-19	15	75	60.18		Burro South
	195	220	25.29
	235	260	25.14
	325	350	25.18

NR-20	0	10	10.13		Copper Chief
	205	250	45.19

NR-21	135	475	340.29		Copper Chief
including	135	170	35.74
and	200	225	25.41
and	270	340	70.42

NR-22	5	185	180.16		Copper Chief
including	5	35	30.37
	425	465	40.25

NR-23	215	450	235.26		Copper Chief
including	260	335	75.36
	390	435	45.32

NR-24	0	10	10.22		Copper Chief
	305	430	125.40

NR-25	10	70	60.17		Copper Chief
	85	115	30.13
	120	150	30.13

Total Footage:	11,432

All of the sample preparation and assays in this news release have been performed by Skyline Labs, Tucson, Arizona, a laboratory independent to Nord utilizing industry standard analytical methods. A sample quality assurance/quality check program is routinely followed which calls for the regular insertion of independent standards, blanks and duplicate samples. The results of this program have been satisfactory. The drilling and assaying program were performed under the direction of consulting geologist Thornwell Rogers.

Mimbres Property

The Company has elected not to proceed further with its option to acquire the Mimbres exploration property in New Mexico. The Mimbres property is not material to the Company's overall operations. The Company plans to focus its primary exploration efforts at Johnson Camp.

Qualified Person

The information in this news release has been reviewed by John Cook, P.E., a Director of the Company and a Qualified Person under National Instrument 43-101.

About Nord Resources

Nord Resources Corporation is in the business of exploring for, developing and operating mineral properties. The Company's primary asset is the Johnson Camp Mine located approximately 65 miles east of Tucson, Arizona. The reactivation of the Johnson Camp Mine commenced in June 2007. Residual leaching operations commenced in November 2007. Cathode production from residual leaching is scheduled to commence in January 2008 and planned copper production from new ore placed on the heaps is scheduled to commence in the third quarter of 2008.

For information contact:

Nord Resources Corporation

John Perry

(520) 292-0266

www.nordresources.com

Neither the TSX nor any regulatory authority accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Statement Disclaimer

This press release includes certain statements that may be deemed "forward-looking statements". All statements in this release, other than statements of historical facts, that address copper processing and mining activities of Nord are forward-looking statements. Forward-looking statements or information are subject to a variety of risks and uncertainties which could cause actual events or results to differ from those reflected in the forward-looking statements or information, including, without limitation, risks and uncertainties relating to: the market price of copper; general economic, market and business conditions; the Company's plans at its Johnson Camp property; the interpretation of drill results and the estimation of mineral reserves; the geology, grade and continuity of mineral deposits; the possibility that future exploration, development, mining results or metal recoveries will not be consistent with the Company's expectations; accidents, equipment breakdowns, title matters, labor disputes or other unanticipated difficulties with or interruptions in production and operations; the inherent uncertainty of production and cost estimates and the potential for unexpected costs and expenses; regulatory restrictions, including environmental regulatory restrictions and liabilities; and the loss of key employees. In addition, Nord's business and operations are subject to the risks set forth in Nord's most recent Form 10-KSB, Form 10-QSB and other SEC filings which are available through EDGAR at www.sec.gov, and in Nord's prospectus and other filings with the British Columbia and Ontario Securities Commissions which are available through SEDAR at www.sedar.com. These are among the primary risks we foresee at the present time. Nord assumes no obligation to update the forward-looking statements.

NORD RESOURCES CORPORATION

JOHNSON CAMP MINE
Burro South
Drill Hole Locations
January 2008

D-6 EXP-3
BP-29A
S-3
BP-27A
BPD-25
EXP-4
S-15
BP-32
BP-39
BPD-5
EXP-11
BP-25A
BP-24A
AJ-23A
BPD-23
BPD-8
AJ-23
BPD-20
S-16
BP-22A
BPD-36
NR-07
Current Mine Plan
Burro Final Pit
NR-03
NR-02
NR-19
NR-16
NR-06
Middle Abrigo
NR-01
S-17
NR-17
NR-18
NR-05
Lower Abrigo
NR-04
Bolsa Quartzite
S-13
N
0
250
500

○ PRIOR DRILLING
● CURRENT DRILLING

Copper Chief
Burro Pit

NORD RESOURCES CORPORATION

JOHNSON CAMP MINE
Copper Chief
Drill Hole Locations
January 2008

N
Upper Abrigo
Middle Abrigo
Lower Abrigo
Bolsa Quartzite
Upper Pioneer Shale
Diabase
Lower Pioneer Shale
NR-08
NR-09
NR-10
NR-11
NR-12
NR-13
NR-14
NR-15
NR-20
NR-21
NR-22
NR-23
NR-24
NR-25
Current Mine Plan
Copper Chief Final Pit
0
250
500

○ PRIOR DRILLING
● CURRENT DRILLING

Copper Chief
Burro Pit